Exhibit 99.42

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-H

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 4/15/2004


Blended Coupon 6.5834%


Excess Protection Level
3 Month Average   5.63%
May, 2000   5.88%
April, 2000   5.20%
March, 2000   5.81%


Cash Yield19.32%


Investor Charge Offs 4.66%


Base Rate 8.78%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,987,826,445.03